TURNER FUNDS

                   Supplement dated September 30, 2002 to the
         Prospectus dated January 31, 2002 as amended September 23, 2002



   THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT
      CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION
                              WITH THE PROSPECTUS.


The Prospectus is amended and supplemented to reflect various changes to the portfolio management teams of the Turner Funds (the "Funds"). Effective September 30, 2002, John Hammerschmidt left Turner Investment Partners, Inc. and is no longer part of the portfolio management teams for certain Funds. All references to Mr. Hammerschmidt in the Prospectus are therefore deleted.

In accordance with these changes, the first paragraph under the heading "Portfolio Managers" on page 50 of the Prospectus is deleted and replaced in its entirety with the following:

     The Disciplined Large Cap Growth Fund is managed by a committee comprised of Robert Turner, Mark Turner, Chris Perry, Robb Parlanti and Kenny Turner. The Large Cap Growth Opportunities Fund is managed by a team comprised of Robert Turner, Mark Turner, Robb Parlanti, Chris Perry and Kenny Turner. The Midcap Growth and Concentrated Growth Funds are managed by a committee comprised of Chris McHugh, Bill McVail and Robert Turner. The Small Cap Growth Fund is managed by a committee comprised of Bill McVail, Chris McHugh, Frank Sustersic and Jason Schrotberger. The Micro Cap Growth Fund is managed by a committee comprised of Frank Sustersic, Bill McVail and Heather McMeekin. The Large Cap Value Fund is managed by a committee led by Lawrence Creatura and Paul Spindler. The Midcap Value Fund is managed by a committee led by Michael Jones and Matthew Kaufler. The Small Cap Value Fund is managed by a committee led by Michael Jones and Lawrence Creatura. The Small Cap Value Opportunities Fund and Small Cap Equity Fund are managed by Thomas DiBella and Kenneth Gainey. The Technology Fund is managed by a committee comprised of Robert Turner, Chris McHugh and Tara Hedlund. The Global Top 40 Fund is managed by a committee comprised of Mark Turner, Robert Turner and Robb Parlanti. The New Enterprise Fund is managed by a committee comprised of Chris McHugh, Jason Schrotberger and Tara Hedlund. The Financial Services Fund is managed by a committee comprised of Chris Perry and Frank Sustersic. The New Energy & Power Technology Fund is managed by a team comprised of Mark Turner and Kenny Turner. The Healthcare & Biotechnology Fund is managed by a committee comprised of Frank Sustersic, Chris Perry and Heather McMeekin. The Tax Managed U.S. Equity Fund is managed by a committee comprised of Robert Turner, Mark Turner and David Kovacs. The Core Fixed Income Fund is managed by a committee led by Richard Huxley and Joseph Cerqua. The Total Return Fixed Income Fund and High Yield Fund are managed by a committee of Roger Early, Paul Matlack and John McCarthy. The Ultra Short Duration Fixed Income Fund and Short Duration Fixed Income Fund are managed by the team of Roger Early and Paul Matlack. The background of each portfolio manager is set forth below.

The following replaces the second sentence of the biography of Mark Turner on page 50 of the Prospectus:

         Mr. Turner is the lead manager for the Global Top 40 Fund and co-manager of the Tax Managed U.S. Equity Fund.


The following sentence is added to the biography of Robb Parlanti on page 51 of the Prospectus:

         Mr. Parlanti is a co-manager of the Disciplined Large Cap Growth Fund, Large Cap Growth Opportunities Fund and Global Top 40 Fund.


The following replaces the second sentence of the biography of Chris Perry on page 51 of the Prospectus:

         Mr. Perry is a member of the committee that manages the Disciplined Large Cap Growth Fund and Large Cap Growth Opportunities Fund, and is the lead manager for the Financial Services Fund.


The following replaces the second sentence of the biography of Roger Early on page 51 of the Prospectus:

         Mr. Early is the lead manager on the Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds, co-manager of the High Yield Fund and is a member of the committee that manages the Total Return Fixed Income Fund.


The following replaces the second sentence of the biography of Paul Matlack on page 51 of the Prospectus:

         Mr. Matlack is the lead manager of the High Yield Fund, co-manager of Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds, and is a member of the committee that manages the Total Return Fixed Income Fund.

The following individual is added under the section "Portfolio Managers" on page 51:

         John McCarthy, CFA, joined Turner in 2002. Mr. McCarthy is the co-manager of the High Yield Fund and a member of the committee that manages the Total Return Fixed Income Fund. Previously, he was a Senior High Yield Analyst, and more recently, a Senior Municipal Bond Trader for Delaware Investments. He has 15 years of investment experience.